File No. 333-99079
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933


                                                                  March 13, 2009


                        Pioneer International Equity Fund
                    Supplement to the August 1, 2008 Class A,
                           Class B and Class C Shares
                          Prospectus and Class Y Shares
                                   Prospectus


The reorganization of Pioneer International Equity Fund into Pioneer International Value Fund has been approved by each fund's board of trustees. The trustees determined that the reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The proposed reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or their shareholders as a direct result of the reorganization. The reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed in June 2009. Additional information regarding the reorganization, including a prospectus for Pioneer International Value Fund, will be mailed to shareholders of Pioneer International Equity Fund prior to the reorganization.




                                                                   22921-00-0309
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC